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                       SECURITIES AND EXCHANGE COMMISSION


                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported)        OCTOBER 1, 1998
                                                 -------------------------------


                             MANSUR INDUSTRIES INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


                                     FLORIDA
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                 (State or other jurisdiction of incorporation)


            0-21325                                    65-0226813
     ------------------------               ---------------------------------
     (Commission File Number)               (IRS Employer Identification No.)



                        8305 N.W. 27TH STREET, SUITE 107
                              MIAMI, FLORIDA 33132
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          (Address of principal executive offices, including Zip Code)


Registrant's telephone number, including area code       (305) 593-8015
                                                   -----------------------------


                                       N/A
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)


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ITEM 5.  OTHER EVENTS

         On October 5, 1998, Mansur Industries Inc. (the "Registrant") issued a press release announcing the decision of its Board of Directors to adopt a Common Stock Purchase Rights Agreement.

         Reference is made to the press release filed as Exhibit 99.1 hereto. The information set forth in Exhibit 99.1 is hereby incorporated by reference herein.



ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (c)      Exhibits

      EXHIBIT
      NUMBER                          DESCRIPTION
      ------         -----------------------------------------------------------

       4.1 1998 Common Stock Purchase Rights Agreement, dated as of October 1, 1998, between the Registrant and Continental Stock Transfer & Trust Company.(1)

      99.1 Press release, dated October 5, 1998, announcing the Registrant's adoption of the 1998 Common Stock Purchase Rights Agreement.(2)




-------------------------

(1) Incorporated by reference to the exhibit of the same number filed as part of the Registrant's Registration Statement on Form 8-A, filed on October 6, 1998.
(2)      Filed herewith.

























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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                             MANSUR INDUSTRIES INC.



Dated:  October 6, 1998                      By:  /s/ Paul I. Mansur
                                                  ------------------------------
                                                  Paul I. Mansur
                                                  Chief Executive Officer






































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                                INDEX TO EXHIBITS

        EXHIBIT
         NUMBER                         EXHIBIT DESCRIPTION                                   PAGE
    ---------------    ---------------------------------------------------------         --------------
         99.1          Press release, dated October 5, 1998, announcing the
                       Registrant's adoption of the 1998 Common Stock Purchase
                       Rights Plan